Exhibit 10.29

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT dated as of December 9, 2019 (this “Third Amendment”) to the Credit Agreement referred to below by and among Cure Intermediate 3, LLC (f/k/a Chloe Ox Intermediate 3, LLC), a Delaware limited liability company (“Holdings”), Cure Borrower, LLC (f/k/a Signify Health, LLC), a Delaware limited liability company (the “Borrower”), the other Guarantors party hereto, the lenders party hereto (the “2019 Incremental Revolving Credit Lenders”) and UBS AG, Stamford Branch, as administrative agent and collateral agent (the “Administrative Agent”).

RECITALS

WHEREAS, Holdings, the Borrower, the other Guarantors from to time parties thereto, the several Lenders from time to time parties thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of December 21, 2017 (as amended and restated by that certain First Amendment, dated as of June 22, 2018, as amended by that certain Second Amendment, dated as of April 23, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to and in accordance with Section 2.14 of the Credit Agreement, the Borrower has requested (which request hereunder shall serve as notice pursuant to Section 2.14(a) of the Credit Agreement) that the 2019 Incremental Revolving Credit Lenders extend credit to the Borrower in the form of a Revolving Commitment Increase on the Third Amendment Effective Date (as defined below) in an aggregate principal amount of $45,000,000 (the “2019 Incremental Revolving Commitment Increase”), which will be added to (and form part of) the existing Class of Revolving Credit Commitments.

WHEREAS, as contemplated by Section 2.14 of the Credit Agreement, (x) the parties hereto have agreed, subject to the satisfaction of the conditions precedent to effectiveness set forth in Article IV hereof, to amend certain terms of the Credit Agreement as hereinafter provided to give effect to the incurrence of the 2019 Incremental Revolving Commitment Increase and (y) this Third Amendment shall constitute an Incremental Amendment;

WHEREAS, each 2019 Incremental Revolving Credit Lender is prepared to increase its respective Revolving Credit Commitments in an amount equal to the 2019 Incremental Revolving Commitment Increase set forth on Schedule 1 hereto subject to the terms and conditions set forth opposite its name herein; and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

RULES OF CONSTRUCTION

SECTION 1.1 The rules of constructions specified in Sections 1.02 through 1.12 of the Credit Agreement shall apply to this Third Amendment, including the terms defined in the preamble and recitals hereto.

ARTICLE II

2019 INCREMENTAL REVOLVING COMMITMENT INCREASE

SECTION 2.1 2019 Incremental Revolving Commitment Increase. Pursuant to Section 2.14 of the Credit Agreement, and subject solely to the satisfaction of the conditions precedent set forth in such Section 2.14 and Article IV hereof, on and as of the Third Amendment Effective Date:

(a) The aggregate Revolving Credit Commitments shall be increased by $45,000,000 to $80,000,000.

(b) The aggregate amount of the 2019 Incremental Revolving Commitment Increase of each 2019 Incremental Revolving Credit Lender is set forth opposite such 2019 Incremental Revolving Credit Lender’s name on Schedule I hereto under the heading “2019 Incremental Revolving Commitment Increase”.

(c) Immediately after giving effect to the 2019 Incremental Revolving Commitment Increase on the Third Amendment Effective Date, (i) the 2019 Incremental Revolving Commitment Increase, as an increase to the existing Revolving Credit Commitments, shall be included as additional Revolving Credit Commitments and all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Revolving Credit Lenders in accordance with their percentage of the Revolving Credit Commitments and (ii) each of the Revolving Credit Lenders shall assign to each of the 2019 Incremental Revolving Credit Lenders, and each of the 2019 Incremental Revolving Credit Lenders shall purchase from each of the Revolving Credit Lenders, at the principal amount thereof, such interests in the Revolving Credit Loans outstanding under the Revolving Credit Facility on the Third Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Revolving Credit Lenders and 2019 Incremental Revolving Credit Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such 2019 Incremental Revolving Commitment Increase to the Revolving Credit Commitments.

(d) The 2019 Incremental Revolving Credit Lenders, the Administrative Agent and the Loan Parties party hereto agree that this Third Amendment shall constitute an Incremental Amendment pursuant to and in accordance with Section 2.14 of the Credit Agreement.

(e) The Borrower hereby designates that the 2019 Incremental Revolving Commitment Increase is being incurred in reliance on Section 2.14(d)(v)(B) of the Credit Agreement.

ARTICLE III

AMENDMENTS TO CREDIT AGREEMENT

SECTION 3.1 Amendment to Credit Agreement. The Borrower, the Lenders party hereto, the Administrative Agent and other parties party hereto agree that on the Third Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“2019 Incremental Revolving Credit Lenders” has the meaning provided in the Third Amendment.

“2019 Incremental Revolving Commitment Increase” has the meaning provided in the Third Amendment.

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of December 9, 2019, by and among Holdings, the Borrower, the other Guarantors party thereto, the Administrative Agent and the 2019 Incremental Revolving Credit Lenders.

“Third Amendment Effective Date” has the meaning provided in the Third Amendment.

(b) The definition of “Revolving Credit Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended by replacing the last sentence appearing therein with “The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $80,000,000 on the Third Amendment Effective Date, as such amount may be adjusted from time to time in accordance with this Agreement.”

SECTION 3.2 Reference to and Effect on the Credit Agreement. On and after the Third Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Third Amendment, (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement, as modified hereby, (iii) each 2019 Incremental Revolving Credit Lender shall constitute a “Lender”, a “Revolving Credit Lender” and an “Incremental Revolving Credit Lender”, in each case, under and as defined in the Credit Agreement, (iv) the 2019 Incremental Revolving Commitment Increase shall constitute a “Revolving Credit Commitment” under and as defined in the Credit Agreement, (v) the Third Amendment Effective Date shall constitute the “Incremental Facility Closing Date” under, and as defined in the Credit Agreement with respect to the 2019 Incremental Revolving Commitment Increase and (vi) this Third Amendment shall constitute an “Incremental Amendment” under, and as defined in, the Credit Agreement. On and after the effectiveness of this Third Amendment, this Third Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Third Amendment (including the amendments contained in Article III) is subject to the satisfaction (or waiver) of the following conditions:

SECTION 4.1 This Third Amendment shall have been duly executed by Holdings, the Borrower, each Guarantor, the Administrative Agent and each 2019 Incremental Revolving Credit Lender and delivered to the Administrative Agent.

SECTION 4.2 No Default or Event of Default shall exist or would result from the incurrence of the 2019 Incremental Revolving Commitment Increase on the Third Amendment Effective Date.

SECTION 4.3 The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement, Article V of this Third Amendment and in each other Loan Document shall be true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Third Amendment Effective Date or on such earlier date, as the case may be.

SECTION 4.4 The Administrative Agent shall have received an opinion from Ropes & Gray LLP, as counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent.

SECTION 4.5 The Administrative Agent shall have received a solvency certificate from the chief financial officer of Borrower substantially in the form of Exhibit D to the Credit Agreement.

SECTION 4.6 All fees and expenses (to the extent invoiced at least three days prior to the Third Amendment Effective Date (except as otherwise reasonably agreed by the Borrower)) required to be paid pursuant to Section 10.04 of the Credit Agreement and that certain Engagement Letter, dated as of December 9, 2019 (the “Engagement Letter”), by and among the Borrower, UBS Securities LLC and Deutsche Bank Securities Inc. shall have been paid.

SECTION 4.7 The Administrative Agent shall have received at least two Business Days prior to the Third Amendment Effective Date all documentation and other information about the Borrower and the Guarantors and the principals thereof that shall have been reasonably requested by the Administrative Agent in writing at least five days prior to the Third Amendment Effective Date and that the Lenders reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the Beneficial Ownership Regulation (as defined in the Engagement Letter), the results of which shall be satisfactory to the applicable Lenders.

SECTION 4.8 The Administrative Agent shall have received such certificates of good standing from the applicable secretary of state of the state of organization of each Loan Party, copies of resolutions or other limited liability company action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Third Amendment and attaching and certifying the Organization Documents of each Loan Party.

SECTION 4.9 All of the conditions specified in Section 2.14(d)(v) of the Credit Agreement (as modified by this Third Amendment) with respect to the effectiveness of this Third Amendment as an “Incremental Amendment” thereunder shall have been satisfied and the Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed on behalf of the Borrower by a Responsible Officer of the Borrower, certifying as to the matters set forth in Section 4.2, Section 4.3 and this Section 4.9.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION 5.1 Representations and Warranties. The Borrower and each of the Guarantors party hereto represent and warrant to the 2019 Incremental Revolving Credit Lenders and the Administrative Agent that as of the Third Amendment Effective Date (a) the execution, delivery and performance of this Third Amendment is within such Loan Party’s corporate or other powers and has been duly authorized by all necessary corporate or other organizational action of such Loan Party, (b) this Third Amendment has been duly executed and delivered by each Loan Party that is a party thereto and (c) this Third Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity, (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in or Indebtedness owed by Foreign Subsidiaries.

ARTICLE VI

EFFECTS ON LOAN DOCUMENTS

SECTION 6.1 Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(a) The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(b) The Borrower and the other parties hereto acknowledge and agree that, on and after the Third Amendment Effective Date, this Third Amendment and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Credit Agreement.

(c) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, and this Third Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(d) Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(e) Section headings used herein are for convenience of reference only, are not part of this Third Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Third Amendment.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1 APPLICABLE LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.15(b) AND 10.16 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

SECTION 7.2 Execution in Counterparts; Severability. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. Delivery by facsimile transmission or other electronic transmission of an executed counterpart of a signature page of this Third Amendment shall be effective as delivery of an original executed counterpart hereof.

SECTION 7.3 Reaffirmation. Each of the Loan Parties party to the Security Agreement and the other Collateral Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that each 2019 Incremental Revolving Credit Lender is a Lender, and that all of its obligations under the Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Administrative Agent and the Secured Parties (including each 2019 Incremental Revolving Credit Lender) and reaffirms the guaranties made pursuant to the Credit Agreement and (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Credit Agreement and the Collateral Documents are, and shall remain, in full force and effect after giving effect to the Third Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CURE INTERMEDIATE 3, LLC, as Holdings

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer and President

CURE BORROWER, LLC, as Borrower

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer and President

[Signature Page to Third Amendment]

DRYNACHAN, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer and President

SIGNIFY HEALTH IPA, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer and President

CENSEO HEALTH LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer and President

TAVHEALTH, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer and President

SIGNIFY HEALTH, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer and President

[Signature Page to Third Amendment]

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

UBS AG, STAMFORD BRANCH, as a 2019 Incremental Revolving Credit Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to Third Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a 2019 Incremental Revolving Credit Lender

By:	/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Associate

[Signature Page to Third Amendment]

Schedule I

2019 Incremental Revolving Credit Lender	2019 Incremental Revolving Commitment Increase	Pro Rata Share of 2019 Incremental Revolving Commitment Increase
UBS AG, STAMFORD BRANCH	$29,250,000	65%
DEUTSCHE BANK AG NEW YORK BRANCH	$15,750,000	35%
Total:	$45,000,000	100%